UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): December 3, 2025

MECHANICS BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1111 Civic Drive Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

(925) 482-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, No Par Value	MCHB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 3, 2025, Mechanics Bank (“Mechanics Bank”), a wholly-owned subsidiary of Mechanics Bancorp (the “Company”) and Fifth Third Bank, National Association (“Fifth Third”), a wholly-owned, indirect subsidiary of Fifth Third Bancorp, entered into an asset purchase agreement (the “Agreement”), pursuant to and subject to the terms and conditions of which Mechanics Bank has agreed to sell, and Fifth Third has agreed to purchase, Mechanics Bank’s Fannie Mae Delegated Underwriting and Servicing (“DUS”) business line (the “Transactions”) for cash consideration.  The aggregate purchase price in the Transactions is approximately $130 million, subject to adjustment for changes in the fair market value at closing of the DUS multifamily mortgage servicing rights being transferred in connection with the Transactions.

The closing of the Transactions is subject to customary closing conditions, including (a) approval of the Transactions by Fannie Mae and other regulatory approvals to the extent applicable, (b) the absence of any order, injunction, decree or law making the Transactions illegal or otherwise preventing the consummation of the Transactions, (c) the accuracy of each party’s representations and warranties as of the closing date, subject to materiality qualifications, and (d) each party’s performance of its covenants under the Agreement in all material respects.

The Agreement contains customary representations, warranties and covenants. The Agreement also includes customary termination provisions, including the right of either Mechanics Bank or Fifth Third to terminate the Agreement if (a) the closing of the Transactions has not occurred by December 3, 2026, (b) there is a final, non-appealable order, injunction or decree enjoining or otherwise prohibiting the consummation of the Transactions or (c) the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. Mechanics Bank and Fifth Third have agreed to use their respective reasonable best efforts to consummate the Transactions as promptly as practicable, subject to certain additional provisions and limitations set forth in the Agreement.

The foregoing description of the Agreement and the Transactions is not complete and is subject to and qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Agreement. It is not intended to provide any other factual information about the Company, Mechanics Bank, Fifth Third or any of their respective subsidiaries and affiliates. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of the Agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Mechanics Bank, Fifth Third or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01.	Other Events

On December 9, 2025, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”).  All statements other than statements of historical facts included herein may be forward-looking statements. Generally, forward-looking statements include the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “goal,” “upcoming,” “outlook,” “guidance” or “project” or the negation thereof, or similar expressions. The Company does not assume any obligation or undertake to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities or other applicable laws, although the Company may do so from time to time. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

We caution readers that such forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the Company’s forward-looking statements, including with respect to the Transactions. These risks, uncertainties and other factors include macroeconomic pressures and general uncertainty regarding the overall future economic environment, the timing, receipt and terms and conditions of any required regulatory and other consents and approvals for the Transactions that could delay, result in the termination of or result in changes to the terms of the Transactions, the occurrence of any other event, change or other circumstances that could give rise to the termination of the Purchase Agreement, the risk that the parties to the Purchase Agreement may not be able to satisfy the conditions to the Transactions in a timely manner or at all, the risk of any unexpected costs or expenses resulting from the Transactions and the risk of any litigation relating to the Transactions. A discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives can be found in our public statements and/or filings with the Securities and Exchange Commission (the “SEC”), including in our Current Reports on Form 8-K and in our Quarterly Reports on Form 10-Q. We strongly recommend readers review those disclosures in conjunction with the discussions herein.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, by and between Mechanics Bank and Fifth Third Bank, National Association, dated as of December 3, 2025.*
99.1	Press Release of Mechanics Bancorp, dated as of December 9, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL document).

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICS BANCORP

	By:	/s/ Nathan Duda
	Name:	Nathan Duda
	Title:	Executive Vice President and Chief Financial Officer

Date: December 9, 2025